General	12 Months Ended
Dec. 31, 2019
General [Abstract]
General

Note 1 - General

Reporting entity

A.	Kitov Pharma Ltd. (hereinafter: "the Company") is a clinical-stage company advancing first-in-class therapies to overcome tumor immune evasion and drug resistance.

The Company has two operating segments:

(i) Oncology, which includes NT219, a therapeutic candidate which is a small molecule that targets two signal transduction pathways involved in the development of cancer drug resistance mechanisms.

(ii) Pain and Hypertension, which includes Consensi™, a combination drug approved by the FDA for marketing in the U.S and is partnered in the U.S, China and South Korea.

The Company was incorporated in Israel as a private company in August 1968, and has been listed for trading on the Tel Aviv Stock Exchange since September 1978. In October 2012, the Company disposed of all of its previous operations, and in July 2013, the Company acquired shares of Kitov Pharmaceuticals Ltd. (hereinafter: "Kitov") from its shareholders, in exchange for the Company's shares (hereinafter: "the Acquisition").

B.	The Company's securities (American Depository Shares ("ADS") as well as Series A warrants) were listed for trading on the NASDAQ in November 2015. Each ADS represents 1 ordinary share with no par value following a reverse split in effect from January 4, 2019 (see Note 9A). Each warrant enables the purchase of 1 ADS.

C.	In December 2017, the Company completed its merger with Kitov, with the Company remaining as the surviving entity. The effective date of the merger was December 31, 2017.

In January 2018, the Company changed its name from Kitov Pharmaceuticals Holdings Ltd to Kitov Pharma Ltd.

The Company's address is One Azrieli Center, Round Tower, 132 Menachem Begin Road, Tel-Aviv 6701101 Israel.

D.	In January 2017, the Company acquired the majority of shares of TyrNovo Ltd. (hereinafter: "TyrNovo"). During 2018, the Company acquired additional shares of TyrNovo from various minority shareholders, see also Note 5.

The Company together with TyrNovo are referred to, in these financial statements, as "the Group".

E.	On March 14, 2019 the Company signed an agreement to acquire 100% of FameWave Ltd, a privately held biopharmaceutical Company with rights to develop CM-24, ("FameWave") from its shareholders in exchange for USD 10 million worth of its newly issued ADSs with a long term lock-up period, priced at USD 1.23 per ADS, plus 50% warrant coverage based on an exercise price of USD 1.98 per ADS with a 4 year term. The acquisition was subject to several conditions, which have been met as of January 7, 2020. In addition, the Company provided a loan to FameWave of USD 2 million that served mainly to pay cCAM BioTherapeutics Ltd., a wholly owned subsidiary of Merck Sharp and Dohme Corp., known as "MSD" in Israel, which discovered CM-24, and to finance budgeted expenses until the closing of the acquisition. See also Note 20B.

F.	Since incorporation through December 31, 2019, the Group has incurred losses and negative cash flows from operations mainly attributed to its development efforts and has an accumulated deficit of USD 49.5 million. The Group has financed its operations mainly through private and public financing rounds. Through December 31, 2019, the Company raised a total of USD 44.8 million net.

Management anticipates that its existing capital resources will be adequate to satisfy liquidity requirements for the next 12 months. Subsequently, management's plans include pursuing alternative financing arrangements or reducing expenditures as necessary to meet the Company's future cash requirements. However, there is no assurance that, if required, the Company will be able to raise additional capital or reduce discretionary spending to provide the required liquidity.